INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-42992, 33-49160, 33-86728, 33-86732 and
333-14211 of Techne Corporation on Form S-8, of our report dated September 3, 1997, included in this Annual Report on Form 10-K of Techne Corporation for the year ended June
30, 1997.


DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
September 22, 1997